Advanced Drainage Systems Q2 Fiscal 2020 Financial Results

Management Presenters Scott Barbour President and Chief Executive Officer Scott Cottrill Executive Vice President, Chief Financial Officer Mike Higgins Vice President, Corporate Strategy & Investor Relations

Forward Looking Statements and Non-GAAP Financial Metrics Certain statements in this presentation may be deemed to be forward-looking statements. Such statements include, but are not limited to, statements regarding the anticipated timing for the issuance of additional historic and future financial information and related filings. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “confident” and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: fluctuations in the price and availability of resins and other raw materials and our ability to pass any increased costs of raw materials on to our customers in a timely manner; volatility in general business and economic conditions in the markets in which we operate, including, without limitation, factors relating to availability of credit, interest rates, fluctuations in capital and business and consumer confidence; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets, including competition from both manufacturers of high performance thermoplastic corrugated pipe and manufacturers of products using alternative materials; uncertainties surrounding the integration of acquisitions and similar transactions, including the recently completed acquisition of Infiltrator Water Technologies and the integration of Infiltrator Water Technologies; our ability to realize the anticipated benefits from the acquisition of Infiltrator Water Technologies; risks that acquisitions of Infiltrator Water Technologies and related transactions may involve unexpected costs, liabilities and delays; our ability to continue to convert current demand for concrete, steel and PVC pipe products into demand for our high performance thermoplastic corrugated pipe and Allied Products; the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; our ability to remediate the material weakness in our internal control over financial reporting; including remediation of the control environment for our joint venture affiliate ADS Mexicana, S.A. de C.V. as described in “Item 9A Controls and Procedures” of our Annual Report Form 10-K for the year ended March 31, 2019; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets; including risks associated with new markets and products associated with our recent acquisition of Infiltrator Water Technologies; our ability to achieve the acquisition component of our growth strategy; the risk associated with manufacturing processes; our ability to manage our assets; the risks associated with our product warranties; our ability to manage our supply purchasing and customer credit policies; uncertainties surrounding the integration of acquisitions and similar transactions, including the recently completed acquisition of Infiltrator Water Technologies and the integration of Infiltrator Water Technologies; our ability to realize the anticipated benefits from the acquisition of Infiltrator Water Technologies; risks that the acquisition of Infiltrator Water Technologies and related transactions may involve unexpected costs, liabilities or delays; the risks associated with our self-insured programs; our ability to control labor costs and to attract, train and retain highly-qualified employees and key personnel; our ability to protect our intellectual property rights; changes in laws and regulations, including environmental laws and regulations; our ability to project product mix; the risks associated with our current levels of indebtedness; fluctuations in our effective tax rate, including from the recently enacted Tax Cuts and Jobs Act; changes to our operating results, cash flows and financial condition attributable to the recently enacted Tax Cuts and Jobs Act; our ability to meet future capital requirements and fund our liquidity needs; the risk that additional information may arise during the course of the Company’s ongoing accounting review that would require the Company to make additional adjustments or revisions or to restate the financial statements and other financial data for certain prior periods and any future periods; a conclusion that the Company’s disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) were ineffective; the review of potential weaknesses or deficiencies in the Company’s disclosure controls and procedures, and discovering further weaknesses of which we are not currently aware or which have not been detected; additional uncertainties related to accounting issues generally and other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation includes certain non-GAAP financial measures to describe the Company’s performance. The reconciliation of those measures to GAAP measures are provided within the appendix of the presentation. Those disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Q2 Fiscal 2020 Revenue Highlights Domestic construction market sales grew 6% despite record rainfall in the quarter, in led by non-residential and residential construction. 1 Consolidated net sales grew 22%, driven by 9% organic growth and two-month contribution from Infiltrator Water Technologies. 2 3 4 Organic sales growth driven by double-digit growth of key products, as we continue to execute on material conversion, water management solutions and key growth states. Agriculture market rebound driven by prevented plant acres, pent up demand and investments in drainage. Growth accelerated by organizational changes, new products and focused execution. Favorable trends in the US construction market supported by low interest rate environment, healthy consumer confidence and strong order backlogs.

Q2 Fiscal 2020 Profitability and Cash Flow Highlights Domestic construction market sales grew 6% despite record rainfall in the quarter, in led by non-residential and residential construction. 5 Consolidated Adjusted EBITDA increased 65%, driven by 32% organic growth and two-month contribution from Infiltrator Water Technologies. 6 7 8 Organic Adjusted EBITDA improvement driven by traditional legacy ADS levers of strong sales growth, favorable pricing in both pipe and allied products, favorable resin and recycling costs. Strong cash flow generation primarily driven by improved profitability and working capital improvement. Focused on building new levers for profitability improvement, including transportation/logistics initiatives which are gaining traction.

Q2 Fiscal 2020 Infiltrator Water Technologies Results (August & September) Infiltrator Water Technologies results are in line with to slightly above previous expectations Infiltrator Water Technologies acquisition closed July 31, 2019. Infiltrator Water Technologies results presented above are for August and September 2019. (1) Includes $12.2 million of intersegment net sales. (USD, in millions) $65(1) Revenue $25 Adj. EBITDA Revenue Revenue is in line with / slightly ahead of expectations Strong growth in plastic tanks and chambers as Infiltrator Water Technologies continues to drive conversion from traditional materials in on-site septic systems Double-digit sales growth in the East, South and Midwest regions Integration Capital projects approved as expected for investments in growth Year 1 synergy projects in motion (USD, in millions)

Capital Deployment Priorities Investor Day – November 2018 CapEx FY20 Priorities Growth: Capacity for high growth products & regions Productivity & Efficiency: Continuous Improvement, Automation, Recycling Strategic Acquisitions Acquisition of Infiltrator Water Technologies Dividends $1.00 Special Dividend Declared $0.09 per share Quarterly Dividend Share Repurchases $50M authorized $42M remaining 1 2 3 4 Reinvest in Business Return to Shareholders $96M in dividends through Dec 2019 Closed July 31, 2019 $85M to $100M expected in fiscal 2020

Q2 Fiscal 2020 Financial Performance +620 bps Organic* +360 bps (USD, in millions) +22.0% Organic* +9.0% By Application + Pipe +8% + Allied +13% Domestic Markets + Construction +10% + Non-Residential +8% + Residential +20% + Infrastructure +1% + Agriculture +38% Organic* Revenue Growth By Geography + Domestic +13% + Pipe +13% + Allied +12% − International - 14% − Pipe - 21% + Allied +17% $71.5 $17.2 $14.2 ($7.6) $25.1 $118.2 Revenue Adj. EBITDA *Organic results represent the legacy ADS business and exclude Infiltrator Water Technologies results. ($1.2) $496 $407 $443* 23.8% 17.6% 21.2%* +$22.6M ($1.0)

Free Cash Flow   FY 2020 FY 2019 ∆ Consolidated Adjusted EBITDA $198 $147 $51 Working capital(2) 15 (59) 74 Cash tax (7) (18) 11 Cash interest (18) (8) (10) Transaction costs(3) (17) ‒ (17) Other 1 (4) 5 Consolidated Cash flow from operations 172 58 114 Capital expenditures (26) (19) (7) Consolidated Free cash flow $146 $39 $107 Impact included above from Infiltrator Water Technologies: Cash flow from operations $19 ‒ $19 Capital expenditures (4) ‒ (4) Free cash flow $15 ‒ $15 Free Cash Flow (¹) Note: all figures in USD, $mm. Operating Cash Flow less CapEx Inventory, Trade Receivables, Accounts Payable Advisory, legal, and consulting fees related to acquisition of Infiltrator Water Technologies

New Capital Structure  (in millions) September 30, 2019 June 30, 2019 Interest Term Loan Facility (9/2019) $ 700 $ ‒ L + 2.250% Senior Notes (9/2019) 350 ‒ 5.000% Credit Agreement (2017) ‒ 156 L + 1.125% Senior Notes (2017) ‒ 100 3.660% Equipment financing 2 2 2.746% Total debt $ 1,052 $ 258 Capital leases $ 75 $ 79 5.565% Leverage 3.8 times 1.5 times TTM Proforma Leverage 2.9 times Debt & Capital Leases Maturity Profile $350M $700M(1) $350M Secured permanent financing at favorable rates Comments: Weighted average cost of debt 4.5% (previously 3.4%) Weighted average maturities extended to 7.0 years (previously 3.7 years) ADS Corporate Rating at: Moody’s Ba2 / S&P BB- Prepaid $50 million on Term Loan in October $75M $156M $25M (1) Term Loan Facility amortizes at a rate of 1% per year until maturity.

Fiscal 2020 Financial Outlook Update Key Metric Previous Updated Y-o-Y Growth Net Sales (in Millions) $1,425 - $1,475 $1,450 - $1,500 Up 5% to 8% Adj. EBITDA (in Millions) $245 - $265 $260 - $280 Up 12% to 21% Adj. EBITDA Margin 17.2% - 18.0% 17.9% - 18.7% +120 to +190 basis points Key Metric Previous Updated Y-o-Y Growth Net Sales (in Millions) $1,575 - $1,625 $1,600 - $1,650 Up 16% to 19% Adj. EBITDA (in Millions) $310 - $330 $325 - $345 Up 40% to 49% Adj. EBITDA Margin 19.7% - 20.3% 20.3% - 20.9% +360 to +420 basis points Legacy ADS Combined Companies

Key Net Sales Drivers – Market Outlook Update Market Previous Outlook FY2020 Outlook Comments Domestic Construction End Markets Low interest rates, favorable housing trends and healthy consumer confidence supporting overall growth. Residential market stronger than anticipated. Agriculture End Market Demand driven by prevented plant acres and pent up demand leading to investments in drainage. Organizational changes and new products / execution focus driving additional growth. International End Market Canada construction market and Mexico weaker than anticipated. Exports continue to grow. LSD DD MSD Market Outlook LSD Flat to +LSD LSD Definitions: LSD: Low-single digits MSD: Mid-single digits DD: Double-digits

Q&A Session

Closing Remarks Domestic construction market sales grew 6% despite record rainfall in the quarter, in led by non-residential and residential construction. Infiltrator Water Technologies acquisition enhances growth, margins and cash flow profile, while providing significant opportunities to capture synergies. Positioned for continued above-market growth in fiscal 2020 due to material conversion strategy and strong growth of key products. 1 2 3 First half of fiscal 2020 off to a strong start. Steady demand in core domestic construction markets expected to continue. Focused on building shareholder value through sustained profitability improvements, cash generation and disciplined execution. 4

Appendix

Year-to-Date Fiscal 2020 Financial Performance +330 bps Organic* +190 bps (USD, in millions) +14.5% Organic* +7.9% $146.7 $29.4 $20.3 ($9.2) $25.1 $198.5 Revenue Adj. EBITDA *Organic results represent the legacy ADS business and exclude Infiltrator Water Technologies results. ($12.8) $910 $794 $857* 21.8% 18.5% 20.4%* +$27.7M ($1.0) By Application + Pipe +7% + Allied +11% Domestic Markets + Construction +10% + Non-Residential +7% + Residential +20% + Infrastructure +2% + Agriculture +28% Organic* Revenue Growth By Geography + Domestic +11% + Pipe +11% + Allied +12% − International - 13% − Pipe - 19% + Allied +5%

Special Dividend / ESOP Special Dividend $1.00 Special Dividend paid on June 14, 2019 to all shareholders of record on June 3, 2019 $75M aggregate payment $63M to Common Shareholders $12M to Preferred Shareholders (ESOP) ESOP Background: The Company established the ESOP in 1993, funded by an existing tax-qualified profit sharing retirement plan and 30-year term loan from ADS. The plan expires in March 2023, at which time the loan is also due. The ESOP used the $12M proceeds from the Special Dividend to paydown a portion of the loan from ADS The loan repayment triggered an allocation of 11.6 million preferred shares (previously unallocated) to participant accounts, as well as an associated non-cash stock-based compensation expense. ESOP preferred shares convert to common shares at a rate of 0.7692 at plan maturity in March 2023. Associated non-cash stock-based compensation expense Three Months Ended June 30, 2019 Cost of goods sold - ESOP special dividend compensation $168.6 Selling, general and administrative - ESOP special dividend compensation $78.1 Total ESOP special dividend compensation $246.7 ESOP Preferred Shares (in millions) Before Loan Payment After Loan Payment Allocated to participants 7.6 19.3 Unallocated shares 14.5 2.8 Total ESOP Shares 22.1 22.1

Reconciliations

	Three Months Ended					
	September 30, 2019			September 30, 2018		
	Net Sales	Intersegment Net Sales	Net Sales from External Customers	Net Sales	Intersegment Net Sales	Net Sales from External Customers
Pipe	$ 281,405	$ (342)	$ 281,063	$ 249,380	$ —	$ 249,380
Infiltrator Water Technologies	64,889	(12,189)	52,700	—	—	—
International						
International - Pipe	34,617	—	34,617	44,008	—	44,008
International - Allied Products	13,167	—	13,167	11,278	—	11,278
Total International	47,784	—	47,784	55,286	—	55,286
Allied Products & Other	114,358	—	114,358	101,889	—	101,889
Intersegment Eliminations	(12,531)	12,531	—	—	—	—
Total Consolidated	**$ 495,905**	**$ —**	**$ 495,905**	**$ 406,555**	**$ —**	**$ 406,555**

	Six Months Ended					
	September 30, 2019			September 30, 2018		
	Net Sales	Intersegment Net Sales	Net Sales from External Customers	Net Sales	Intersegment Net Sales	Net Sales from External Customers
Pipe	$ 543,586	$ (342)	$ 543,244	$ 491,450	$ —	$ 491,450
Infiltrator Water Technologies	64,889	(12,189)	52,700	—	—	—
International						
International - Pipe	63,902	—	63,902	78,456	—	78,456
International - Allied Products	23,216	—	23,216	22,179	—	22,179
Total International	87,118	—	87,118	100,635	—	100,635
Allied Products & Other	226,551	—	226,551	202,317	—	202,317
Intersegment Eliminations	(12,531)	12,531	—	—	—	—
Total Consolidated	**$ 909,613**	**$ —**	**$ 909,613**	**$ 794,402**	**$ —**	**$ 794,402**

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Reconciliations Three Months Ended Six Months Ended September 30, September 30, (Amounts in thousands) 2019 2018 2019 2018 Net (loss) income $8,462 $29,372 $-,218,989 $63,023 Depreciation and amortization 26,566 17,536 43,260 35,363 Interest expense 52,332 4,531 57,596 8,333 Income tax expense -3,547 12,194 18,823 26,478 EBITDA 83,813 63,633 ,-99,310 ,133,197 Loss on disposal of assets and costs from exit and disposal activities 2,004 324 2,711 1,428 ESOP and stock-based compensation expense 8,657 6,180 16,082 11,760 ESOP special dividend compensation 0 0 ,246,752 0 Transaction costs 16,590 65 20,835 321 Inventory step up related to Infiltrator acquisition 5,773 0 5,773 0 Strategic growth and operational improvement initiatives 701 0 2,896 0 Other adjustments(a) 626 1,319 2,721 -42 Adjusted EBITDA $,118,164 $71,521 $,198,460 $,146,664 Three Months Ended Six Months Ended September 30, September 30, (Amounts in thousands) 2019 2018 2019 2018 Legacy ADS Adjusted EBITDA Pipe Adjusted Gross Profit $74,246 $53,561 $,131,739 $,112,027 International Adjusted Gross Profit 10,841 12,088 20,068 21,874 Allied Products & Other Adjusted Gross Profit 57,621 47,160 ,114,808 96,172 Unallocated corporate and selling expenses ,-48,621 ,-41,288 ,-92,232 ,-83,409 Legacy ADS Adjusted EBITDA 94,087 71,521 ,174,383 ,146,664 Legacy Infiltrator Adjusted EBITDA Infiltrator 30,144 0 30,144 0 Unallocated corporate and selling expenses -5,089 0 -5,089 0 Legacy Infiltrator Adjusted EBITDA $25,055 $0 $25,055 $0 Intersegment Eliminations -,978 0 -,978 0 Consolidated Adjusted EBITDA $,118,164 $71,521 $,198,460 $,146,664 Three Months Ended Six Months Ended September 30, September 30, (Amounts in thousands) 2019 2018 2019 2018 Segment Adjusted Gross Profit Pipe $74,246 $53,561 $,131,739 $,112,027 Infiltrator Water Technologies 30,144 0 30,144 0 International 10,841 12,088 20,068 21,874 Allied Products & Other 57,621 47,160 ,114,808 96,172 Intersegment Elimination -,978 0 -,978 0 Total Segment Adjusted Gross Profit ,171,874 ,112,809 ,295,781 ,230,073 Depreciation and amortization 15,708 14,354 29,392 29,072 ESOP and stock-based compensation expense 3,865 3,082 7,636 5,937 ESOP special dividend compensation 0 0 ,168,610 0 Inventory step-up 5,777 0 5,777 0 Total Gross Profit $,146,524 $95,373 $84,366 $,195,064

Reconciliations (a) Includes derivative fair value adjustments, foreign currency transaction (gains) losses, the proportional share of interest, income taxes, depreciation and amortization related to the South American Joint Venture, which are accounted for under the equity method of accounting, contingent consideration remeasurement, executive retirement expense (benefit) and restatement related costs. The other adjustments in fiscal 2020 also includes expenses related to the ADS Mexicana’s investigation. The other adjustments for fiscal 2019 also includes insurance proceeds received in connection with the Company’s restatement of prior period financial statements. Three Months Ended Six Months Ended September 30, September 30, (Amounts in thousands) 2019 2018 2019 2018 Net (loss) income $8,462 $29,372 $-,218,989 $63,023 Depreciation and amortization 26,566 17,536 43,260 35,363 Interest expense 52,332 4,531 57,596 8,333 Income tax expense -3,547 12,194 18,823 26,478 EBITDA 83,813 63,633 ,-99,310 ,133,197 Loss on disposal of assets and costs from exit and disposal activities 2,004 324 2,711 1,428 ESOP and stock-based compensation expense 8,657 6,180 16,082 11,760 ESOP special dividend compensation 0 0 ,246,752 0 Transaction costs 16,590 65 20,835 321 Inventory step up related to Infiltrator Water Technologies acquisition 5,773 0 5,773 0 Strategic growth and operational improvement initiatives 701 0 2,896 0 Other adjustments(a) 626 1,319 2,721 -42 Adjusted EBITDA $,118,164 $71,521 $,198,460 $,146,664 Three Months Ended Six Months Ended September 30, September 30, (Amounts in thousands) 2019 2018 2019 2018 Legacy ADS Adjusted EBITDA Pipe Adjusted Gross Profit $74,246 $53,561 $,131,739 $,112,027 International Adjusted Gross Profit 10,841 12,088 20,068 21,874 Allied Products & Other Adjusted Gross Profit 57,621 47,160 ,114,808 96,172 Unallocated corporate and selling expenses ,-48,621 ,-41,288 ,-92,232 ,-83,409 Legacy ADS Adjusted EBITDA 94,087 71,521 ,174,383 ,146,664 Legacy Infiltrator Water Technologies Adjusted EBITDA Infiltrator Water Technologies 30,144 0 30,144 0 Unallocated corporate and selling expenses -5,089 0 -5,089 0 Legacy Infiltrator Water Technologies Adjusted EBITDA $25,055 $0 $25,055 $0 Intersegment Eliminations -,978 0 -,978 0 Consolidated Adjusted EBITDA $,118,164 $71,521 $,198,460 $,146,664 Three Months Ended Six Months Ended September 30, September 30, (Amounts in thousands) 2019 2018 2019 2018 Segment Adjusted Gross Profit Pipe $74,246 $53,561 $,131,739 $,112,027 Allied Products & Other 57,621 47,160 ,114,808 96,172 International 10,841 12,088 20,068 21,874 Infiltrator 30,144 0 30,144 0 Intersegment Elimination -,978 0 -,978 0 Total Segment Adjusted Gross Profit ,171,874 ,112,809 ,295,781 ,230,073 Depreciation and amortization 15,708 14,354 29,392 29,072 ESOP and stock-based compensation expense 3,865 3,082 7,636 5,937 ESOP special dividend compensation 0 0 ,168,610 0 Inventory step-up 5,777 0 5,777 0 Total Gross Profit $,146,524 $95,373 $84,366 $,195,064